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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - A

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Principal Financial Group, Inc
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             (Exact name of registrant as specified in its charter)


               Delaware                               42-1520346
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


   711 High Street, Des Moines, Iowa                     50392
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(Address of principal executive offices)               (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

Securities Act registration statement file number to which this form relates:
333-62558.

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class           Name of each exchange on which
           to be so registered           each class is to be registered
    ---------------------------------  ----------------------------------
      Common Stock, $0.01 par value          New York Stock Exchange

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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)



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Item 1.   Description of Registrant's Securities to be Registered

          Common Stock, $0.01 par value

          The description of the registrant's Common Stock is incorporated by reference to the information appearing under "Description of Capital Stock and Change of Control Related Provisions" in the registrant's prospectus which forms a part of the registrant's Registration Statement on Form S-1, filed June 8, 2001, as amended (File No. 333-62558) (the "Registration Statement").

Item 2.   Exhibits

          The following exhibits are filed as exhibits to the Registration Statement and incorporated herein by reference:

          1. Plan of Conversion, as filed as Exhibit 2.1 to the Registration Statement

          2. Form of Amended and Restated Certificate of Incorporation of Principal Financial Group, Inc., as filed as Exhibit 3.1 to the Registration Statement

          3.   Form of By-Laws of Principal Financial Group, Inc., as filed as
               Exhibit 3.2 to the Registration Statement

          4. Form of Certificate for the Common Stock of Principal Financial Group, Inc., par value $0.01 per share, as filed as Exhibit 4.1 to the Registration Statement





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                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    October 10, 2001

                                          PRINCIPAL FINANCIAL GROUP, INC.


                                          By:   /s/ Joyce N. Hoffman
                                                --------------------------------
                                                Name: Joyce N. Hoffman
                                                Title: Senior Vice President and
                                                       Corporate Secretary






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